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                           THE MAINSTAY GROUP OF FUNDS

                Supplement dated December 28, 2007 ("Supplement") to the Prospectuses dated March 1, 2007, May 1, 2007, June 18, 2007 and
                       December 14, 2007 ("Prospectuses")

         This Supplement updates certain information contained in the above-dated Prospectuses for The MainStay Funds, Eclipse Funds, Eclipse Funds Inc. and ICAP Funds, Inc. You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Please review this important information carefully.

CLASS A INVESTMENT MINIMUM AND ELIGIBILITY CHANGES

            The investment minimum and eligibility requirements for Class A shares will soon change. Beginning on or about February 28, 2008 for The MainStay Funds, Eclipse Funds and Eclipse Funds Inc., Class A shares will have a $25,000 minimum initial investment with no minimum requirement for subsequent purchases. Identical changes to the Class A shares of ICAP Funds, Inc. will take place on or about April 29, 2008. These changes are expected to lower the total expenses of Class A shares.

            This minimum investment amount will apply if you are investing in Class A shares directly or through certain retirement plan accounts, including certain investment-only plan accounts and 403(b) plan accounts. Broker/dealers with customer accounts that primarily trade on an omnibus level or through National Securities Clearing Corporation's Fund/SERV network are not subject to the minimum investment requirement for Class A shares. Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and those plans administered by third parties that bill the Funds for underlying participant recordkeeping, may no longer qualify to hold Class A shares.

            In most cases, if the value of your Class A shares in any one Fund falls below $25,000 (or if you are otherwise no longer eligible to hold Class A shares) your Class A shares of that Fund will be converted automatically into Investor Class shares. This conversion will be done on a Fund-by-Fund basis and will take place semi-annually. Please see "New Investor Class Shares, Investment Minimums and Eligibility" and "Conversions" below for more information.

NEW INVESTOR CLASS SHARES, INVESTMENT MINIMUM AND ELIGIBILITY

            Beginning on or about February 28, 2008, The MainStay Funds, Eclipse Funds and Eclipse Funds Inc. will introduce Investor Class shares. ICAP Funds, Inc. will introduce Investor Class shares on or about April 29, 2008. In most cases, Investor Class shares will have a $1,000 minimum initial investment and a $50 minimum for subsequent purchases. Total expenses of Investor Class shares are expected to be higher than the current Class A shares.

            With certain exceptions noted above, Investor Class Share accounts with balances of $25,000 or more will be converted into Class A shares. This conversion will be done automatically on a Fund-by-Fund basis and will take place quarterly. Please note that if, following a conversion from Investor Class shares, your account no longer continues to qualify to hold Class A shares, it may be converted back to Investor Class shares in the manner described above. Please see "Conversions" below for more information.

            Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and those plans administered by third parties that bill the Funds for underlying participant recordkeeping, may be eligible to hold Investor Class shares only regardless of their account balance.



D058                                                          MS16MULTIa-12/07
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CONVERSIONS

            The conversions discussed above will be based on the relevant NAV's of the two classes at the time of the conversion. No sales load or other charge will be imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

            For The MainStay Funds, Eclipse Funds and Eclipse Funds Inc., the initial conversion from Class A to Investor Class for most investors is expected to take place on or about March 28, 2008 with subsequent conversions taking place semi-annually thereafter. The initial conversion of Investor Class shares to Class A shares is expected to occur on or about June 30, 2008 with subsequent conversions taking place on a quarterly basis thereafter.

            For ICAP Funds, Inc., the initial conversion from Class A to Investor Class for most investors is expected to take place on or about May 1, 2008 with subsequent conversions taking place semi-annually thereafter. The initial conversion of Investor Class shares to Class A shares is expected to occur on or about June 30, 2008 with subsequent conversions taking place on a quarterly basis thereafter.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.